UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2015

WRIGHT MEDICAL GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35823	13-4088127
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1023 Cherry Road, Memphis, Tennessee	38117
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 867-9971

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 12, 2015, Wright Medical Group, Inc. issued a press release announcing its revenue for the quarter ended December 31, 2014. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is not considered “filed” under the Exchange Act, and shall not be incorporated into any previous or future filings by Wright under the Securities Act or the Exchange Act.

The press release attached as Exhibit 99.1 to this Current Report includes the non-GAAP measure of net sales, excluding the impact of foreign currency. This non-GAAP measure is not in accordance with, or an alternative for, generally accepted accounting principles (GAAP) and may be different from non-GAAP measures used by other companies. In addition, this non-GAAP measure is not based on any comprehensive set of accounting rules or principles. Wright believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with its results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures.
For Wright’s internal budgeting process and evaluation of net sales performance, Wright’s management uses net sales in constant currency. Further, this non-GAAP financial measure facilitates management’s internal comparisons to both Wright’s historical operating results and to its competitors’ operating results.

To measure Wright’s sales performance on a constant currency basis, it is necessary to remove the impact of changes in foreign exchange rates, which affects the comparability and trend of sales. Net sales, excluding the impact of foreign currency, is calculated by translating current year results at prior year average foreign currency exchange rates. Wright excluded the foreign currency impact on net sales compared to prior year from its non-GAAP measure, primarily because it is not reflective of Wright’s ongoing operating results, and it is not used by management for Wright’s internal budgeting process and evaluation of net sales performance. Wright further believes that excluding this item from its non-GAAP results is useful to investors in that it allows for period-over-period comparability.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release issued by Wright Medical Group, Inc. on January 12, 2015.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements.  These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. Forward-looking statements in this press release include, but are not limited to, statements about our outlook for our expected financial results for the fourth quarter and full year 2014; statements about the approvable status and anticipated final PMA approval of Augment® Bone Graft and the anticipated positive effects of such; and statements about the timing and anticipated benefits of the previously announced merger with Tornier. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, quarter end closing adjustments that could cause actual financial results to differ from anticipated results; uncertainties as to the timing of the Tornier transaction; uncertainties as to whether Tornier shareholders and Wright shareholders will approve the transaction; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, or the terms of such approval; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; other business effects, including the effects of industry, economic or political conditions outside of Wright’s or Tornier’s control; the failure to realize synergies and cost-savings from the transaction or delay in realization thereof; the businesses of Wright and Tornier may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; operating costs and business disruption following completion of the transaction, including adverse effects on employee retention and on Wright’s and Tornier’s respective business relationships with third parties; transaction costs; actual or contingent liabilities; the adequacy of the combined company’s capital resources; failure or delay in ultimately obtaining FDA approval of Wright’s Augment® Bone Graft for commercial sale in the United States, failure to achieve the anticipated benefits from approval of Augment® Bone Graft, and the risks identified under the heading “Risk Factors” in Wright’s Annual Report on Form 10-K, filed with the SEC on February 27, 2014, and Tornier’s Annual Report on Form 10-K, filed with the SEC on February 21, 2014, as well as both companies’ subsequent Quarterly Reports on Form 10-Q and other information filed by each company with the SEC. Investors should not place considerable reliance on the forward-looking statements contained in this press release. You are encouraged to read Wright’s and Tornier’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this release, and Wright undertakes no obligation to update or revise any of these statements. Wright’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

IMPORTANT ADDITIONAL INFORMATION ABOUT THE PROPOSED MERGER WITH TORNIER AND WHERE TO FIND IT

In connection with the proposed merger, Tornier has filed with the U.S. Securities and Exchange Commission (SEC) a registration statement on Form S-4 that includes a preliminary joint proxy statement of Wright and Tornier that also constitutes a preliminary prospectus of Tornier. The registration statement is not complete and will be further amended. Wright and Tornier will make the final joint proxy statement/prospectus available to their respective shareholders. Investors are urged to read the final joint proxy statement/prospectus when it becomes available, because it will contain important information. The registration statement, definitive joint proxy statement/prospectus and other documents filed by Tornier and Wright with the SEC will be available free of charge at the SEC’s website (www.sec.gov) and from Tornier and Wright. Requests for copies of the joint proxy statement/prospectus and other documents filed by Wright with the SEC may be made by contacting Julie D. Tracy, Senior Vice President and Chief Communications Officer by phone at (901) 290-5817 or by email at julie.tracy@wmt.com, and request for copies of the joint proxy statement/prospectus and other documents filed by

Tornier may be made by contacting Shawn McCormick, Chief Financial Officer by phone at (952) 426-7646 or by email at shawn.mccormick@tornier.com.

Wright, Tornier, their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from Wright’s and Tornier’s respective shareholders in connection with the proposed transaction. Information about the directors and executive officers of Wright and their ownership of Wright stock is set forth in Wright’s annual report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on February 27, 2014 and its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 31, 2014. Information regarding Tornier’s directors and executive officers is contained in Tornier’s annual report on Form 10-K for the fiscal year ended December 29, 2013, which was filed with the SEC on February 21, 2014, and its proxy statement for its 2014 annual general meeting of shareholders, which was filed with the SEC on May 16, 2014. These documents can be obtained free of charge from the sources indicated above. Certain directors, executive officers and employees of Wright and Tornier may have direct or indirect interest in the transaction due to securities holdings, vesting of equity awards and rights to severance payments. Additional information regarding the participants in the solicitation of Wright and Tornier shareholders will be included in the joint proxy statement/prospectus.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2015

WRIGHT MEDICAL GROUP, INC.
By: /s/ Robert J. Palmisano
Robert J. Palmisano
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Wright Medical Group, Inc. on January 12, 2015.